Exhibit 10.16

Execution Version

AMENDMENT NO. 1 TO FINANCING AGREEMENT

THIS AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Amendment”), dated as of November 19, 2020, is entered into by and among BLUE APRON, LLC, a Delaware limited liability company (the “Borrower”), BLUE APRON HOLDINGS, INC., a Delaware corporation (the “Parent”), each of the Subsidiary Guarantors (as defined in the Financing Agreement (as defined below)) party hereto (together with the Borrower and the Parent, the “Loan Parties” and each, a “Loan Party”), the Lenders (as defined below) party hereto, and BLUE TORCH FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lenders (in such capacity, “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with the Collateral Agent, the “Agents” and each, an “Agent”).

RECITALS

A.          The Loan Parties, the lenders from time to time party thereto (the “Lenders”) and the Agents are parties to that certain Financing Agreement, dated as of October 16, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).

B.          The Loan Parties have requested that the Lenders agree to certain amendments to the measurement and reporting requirements of Liquidity under the Financing Agreement and the Lenders have agreed to make the requested amendments to the Financing Agreement, subject to the terms and conditions set forth herein.

C.          The Loan Parties, the Lenders and the Agents are willing to enter into this Agreement upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Definitions. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Financing Agreement.

2.          Amendments to Financing Agreement.  Subject to and upon the occurrence of the Effective Date (as defined below), the Financing Agreement shall be amended as follows:

(a)         Section 1.01 of the Financing Agreement is hereby amended by inserting the following defined term in the appropriate alphabetic order:

““Pending Cash” means, as of any date of determination, unrestricted cash or Cash Equivalents of the Loan Parties held by Stripe, Inc. or any of its affiliates (and any future additional or successor credit card payment processor engaged by the Loan Parties) that has been processed for, or is in transit for, deposit to a deposit or securities account of the Loan Parties that is subject to a Control Agreement.”

(b)         Section 1.01 of the Financing Agreement is hereby amended by deleting the defined term “Qualified Cash” and replacing such defined term with the following:

““Qualified Cash” means, as of any date of determination, the aggregate amount of Pending Cash and unrestricted cash and Cash Equivalents of the Loan Parties maintained in deposit or securities accounts in the name of a Loan Party in the United States as of such date, which deposit or securities accounts are subject to Control Agreements, or, in the case of the Cash Management Accounts listed in clause (a) of Schedule 5.02, will be subject to a Control Agreement following the Effective Date in accordance with clause (a) of Schedule 5.02; provided that, if any such Cash Management Account is not subject to a Control Agreement within the time period set forth in clause (a) of Schedule 5.02, then the unrestricted cash and Cash Equivalents maintained in such Cash Management Account shall be excluded from the calculation of Qualified Cash until such time as such Cash Management Account is subject to a Control Agreement; provided further that to the extent that any Pending Cash is not deposited in such a deposit or securities account within four (4) Business Days following such date of determination, such Pending Cash not so deposited as of the end of such four (4) Business Day period shall be retroactively excluded in the calculation of Qualified Cash as of such date of determination (it being understood for the avoidance of doubt that if Qualified Cash as of such date of determination is less than $20,000,000 as a result of such subsequent exclusion, then for the purposes of Section 7.03(a) of the Financing Agreement, Liquidity as of such date of determination shall be deemed to be less than $20,000,000).”

(c)         Section 7.01 of the Financing Agreement is hereby amended by deleting clause (a)(vi) thereof in its entirety and replacing it with the following:

“(vi) (A) On the second and fourth Wednesday of each month (or if such day is not a Business Day, the next succeeding Business Day) (the “Determination Date”), beginning with October 28, 2020, a certificate of an Authorized Officer of the Parent attaching calculations of the financial covenants contained in Section 7.03 and (B) no later than 8:00 p.m. (New York City time) on each Business Day during the term of this Agreement, a report setting forth the Liquidity of the Loan Parties as of such Business Day;”

3.          Conditions Precedent.  This Amendment shall become effective (such date, the “Effective Date”) upon the receipt by the Agents of duly executed counterparts of this Amendment from each Loan Party, the Agents and each of the Lenders.

4.          Representations and Warranties.  In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Financing Agreement and the other Loan Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a)         such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective obligations hereunder;

(b)         this Amendment has been duly executed and delivered by such Loan Party;

(c)         this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally;

(d)         the execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate or company powers, as applicable, (ii) have been duly authorized by all necessary corporate or company action, as applicable, of such Loan Party and (iii) are not in contravention of any applicable law, rule or regulation or the terms of such Loan Party’s Governing Documents or of any Material Contract binding on or otherwise affecting it or any of its properties; and

(e)         all of the representations and warranties of such Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that (a) such representations and warranties are made as of a specific date (such as “as of the date hereof”), in which event such representations and warranties were true and correct in all material respects as of such date and (b) such representations are modified by a materiality or Material Adverse Effect standard, in which event they are true and correct in all respects.

5.          Reaffirmation.

(a)         Each Loan Party hereby ratifies, reaffirms and confirms all of its payment and other obligations, contingent or otherwise, under the Financing Agreement and each other Loan Document to which it is a party and agrees that this Amendment and the transactions contemplated hereunder shall not in any way affect the validity or enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Loan Party thereunder.

(b)         Each Loan Party hereby ratifies, reaffirms and confirms all Liens granted by it to the Collateral Agent under the Security Agreement and the other Collateral Document to which it is a party and agrees that this Amendment shall not in any way affect the validity, perfection, enforceability or priority of such Liens.

6.          Costs, Expenses and Taxes.  Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of the Lenders and the Agents incurred in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lenders and the Agents with respect thereto).

7.          Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the state of New York applicable to contracts made and to be performed in the state of New York

8.          Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial. Sections 12.10 and 12.11 of the Financing Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

9.          Reference to Financing Agreement.  Each of the Financing Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement as modified hereby, are hereby amended so that any reference therein to the Financing Agreement, whether direct or indirect, shall mean a reference to the Financing Agreement as modified hereby.  This Amendment shall constitute Loan Document under the Financing Agreement.

10.        Effect of this Amendment.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies that the Agents or any Lender may have under the Financing Agreement or under any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate, in any respect, the Agents or any Lender to grant any waivers under the same or similar or other circumstances in the future. To the extent that any provision of the Financing Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

11.        Binding Effect.  This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.

12.        Further Assurances.  The Loan Parties shall execute and deliver such further documents and take such further action as may be reasonably requested by the Agents and/or the Lenders to effectuate the provisions and purposes of this Amendment.

13.        No Modification.  This Amendment may not be amended, modified or otherwise changed without the mutual agreement in writing of the parties hereto.

14.        Severability of Provisions.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

15.        Counterparts; Electronic Signature.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a .pdf image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LOAN PARTIES:

BLUE APRON, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

BLUE APRON HOLDINGS, INC.

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Chief Financial Officer and Treasurer

BAW HOLDCO I, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

BAW HOLDCO II, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

BAW HOLDCO III, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

BAW, INC.

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

[Signaure Page to Amendment No. 1 to Financing Agreement]

BN RANCH, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

BLUE APRON MARKET, LLC

By:	/s/ Timothy Bensley
	Name:	Tim Bensley
	Title:	Treasurer

[Signaure Page to Amendment No. 1 to Financing Agreement]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

BLUE TORCH FINANCE LLC

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorised Signor

[Signaure Page to Amendment No. 1 to Financing Agreement]

LENDERS:

BTC HOLDINGS FUND I, LLC

By:	Blue Torch Credit Opportunities Fund I LP, its sole member

By:	Blue Torch Credit Opportunities GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS FUND I-B, LLC

By:	Blue Torch Credit Opportunities Fund I LP, its sole member

By:	Blue Torch Credit Opportunities GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP

By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

[Signaure Page to Amendment No. 1 to Financing Agreement]

BLUE TORCH CREDIT OPPORTUNITIES FUND II LP

By:	Blue Torch Credit Opportunities GP II LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP

By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner

By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P.

By:	/s/ Kevin Genda
	Name:	Kevin Genda
in his capacity as authorized signatory of Blue
Torch Capital LP, as agent and attorney-in-fact
for Swiss Capital BTC OL Private Debt Fund
L.P.

[Signaure Page to Amendment No. 1 to Financing Agreement]